UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  (811-7493)
                                                     ----------

                            THE HENNESSY FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                              THE COURTYARD SQUARE
                              --------------------
                                750 GRANT AVENUE
                                ----------------
                                   SUITE 100
                                   ---------
                                NOVATO, CA 94945
                                ----------------
              (Address of principal executive offices) (Zip code)

                                NEIL J. HENNESSY
                                ----------------
                            HENNESSY ADVISORS, INC.
                            -----------------------
                              THE COURTYARD SQUARE
                              --------------------
                                750 GRANT AVENUE
                                ----------------
                                   SUITE 100
                                   ---------
                                NOVATO, CA 94945
                                ----------------
                    (Name and address of agent for service)

                                  800-966-4354
                                  ------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2003
                         -------------

Date of reporting period:  JUNE 30, 2003
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                                  THE HENNESSY
                                  FUNDS, INC.

                                 ANNUAL REPORT
                                 JUNE 30, 2003

                             (HENNESSY FUNDS LOGO)

                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                 (800) 966-4354
                       Email: fundsinfo@hennessyfunds.com
                     Webpage: http://www.hennessyfunds.com
                    Hennessy Total Return Fund Symbol: HDOGX
                      Hennessy Balanced Fund Symbol: HBFBX

                                                                     August 2003

To the Shareholders of Hennessy Funds:

At last I feel there may be a glimmer of hope in the market instead of constant doom and gloom. Several important economic factors point toward recovery for the financial markets. New tax cuts, steady interest rate levels and conservative optimism in corporate spending are triggering modest recovery on Wall Street. Unfortunately, not all of the doom or gloom is gone. Rising unemployment and anemic consumer confidence are reminding us that our economy is not out of the woods yet. The pendulum of good news and bad news makes most investors nervous. I am glad that here at Hennessy Funds we always take a disciplined approach to investing. Remember the important lesson many investors learned during the 2000 technology bubble, commonly called the "Dot Com disaster"; It is not what you make on the upside, it is what you do not lose on the down side.

That is why I like the "Dogs of the Dow" investment theory. With the "Dogs" every investor is able to understand the investment's risks and buy equities that have value. I believe that the value play in the market is with dividend yielding stocks like the ones we invest in the Hennessy Balanced Fund and Hennessy Total Return Fund. Recent market performance shows that dividend-yielding stocks have lagged the recent market upswing. However, I also feel that dividend-yielding stocks will begin to perform better in the coming months. Just the other day, three major companies in the Dow Jones Industrial Average (Microsoft, Citigroup and Proctor & Gamble) significantly increased their dividends. Once investors gain confidence and grasp the inherent value that dividend stocks possess, I believe these dividend yielding stocks will lead us out of the worst bear market since the Great Depression.

For the one-year period ending June 30, 2003, the Hennessy Balanced Fund was up 0.24%, and the Hennessy Total Return Fund was down -0.04%. During this period, both Funds performed right in-between the returns for the S&P 500 Index and the Dow Jones Industrial Average, which returned 0.26% and -0.49%, respectively. We attribute the in line performance of the funds to our disciplined formula investing approach in high dividend yielding stocks from the Dow Jones Industrial Average, such as JP Morgan Chase, Caterpillar Inc., and from investments in Short Term Government Securities. The enclosed annual report of the Hennessy Balanced and Total Return Funds provides the Funds' longer-term investment results as compared to these market benchmarks.

At Hennessy, we believe that our commitment to our disciplined value-oriented investment strategies will help us produce consistent returns over time. Thank you for continuing to choose Hennessy Funds as your investment partner. If you have any questions or need more information, please don't hesitate to give us a call at (800) 966-4354 or visit our website at www.hennessyfunds.com

Sincerely,

/s/Neil Hennessy

Neil Hennessy
President & Portfolio Manager

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RETURNS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance returns assume all dividends and capital gains were reinvested in the Funds, and reflect a fee waiver in effect for the Hennessy Total Return Fund. In the absence of such waiver, returns would be reduced. References to specific securities should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for additional portfolio information, including percentages of holdings.

The S&P 500 Index is an unmanaged capitalization-weighted index generally representative of the market for the stocks of large U.S. companies across the broad domestic economy. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. One cannot invest directly in an index.

The opinions expressed above reflect that of Neil Hennessy and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Please consult an investment professional for advice concerning your particular circumstances.

For use only when accompanied or preceded by a current prospectus. Mutual fund investing involves risk. Principal loss is possible. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than a diversified fund.

Quasar Distributors, LLC, Distributor.  08/03

                             HENNESSY BALANCED FUND


                Hennessy      Dow Jones       Standard &       Merrill Lynch
                Balanced      Industrial      Poor's 500     1-3 Year Treasury
   Date           Fund         Average       Stock Index         Bond Index
   ----         --------      ----------     -----------     -----------------
   3/8/96       $10,000        $10,000         $10,000            $10,000
  6/30/96       $10,180        $10,406         $10,658            $10,135
 12/31/96       $11,025        $12,006         $11,903            $10,498
  6/30/97       $11,982        $14,422         $14,356            $10,800
 12/31/97       $12,460        $15,000         $15,874            $11,197
  6/30/98       $13,037        $17,121         $18,686            $11,535
 12/31/98       $13,386        $17,719         $20,411            $11,980
  6/30/99       $14,290        $21,343         $22,939            $12,121
 12/31/99       $13,592        $22,539         $24,706            $12,347
  6/30/00       $12,803        $20,636         $24,601            $12,716
 12/31/00       $14,266        $21,475         $22,457            $13,334
  6/30/01       $14,703        $21,077         $20,953            $13,863
 12/31/01       $14,344        $20,307         $19,788            $14,441
  6/30/02       $14,243        $18,903         $17,184            $14,785
 12/31/02       $13,690        $17,217         $15,411            $15,272
  6/30/03       $14,277        $18,704         $17,225            $15,382

This chart assumes an initial investment of $10,000, made on 3/8/96 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATES OF RETURN(%)
                        FOR PERIODS ENDED JUNE 30, 2003

                              ONE YEAR ENDED   FIVE YEARS ENDED SINCE INCEPTION
                               JUNE 30, 2003    JUNE 30, 2003    MARCH 8, 1996
                              --------------   ----------------  -------------
Hennessy Balanced Fund             0.24%            1.84%            4.99%
Dow Jones Industrial Average      -0.49%            1.91%            8.94%
Merrill Lynch 1-3 Year
  Treasury Bond Index              4.65%            6.05%            6.15%
Standard & Poor's
  500 Stock Index                  0.26%           -1.61%            7.72%

                           HENNESSY TOTAL RETURN FUND

                Hennessy      Dow Jones       Standard &       Merrill Lynch
              Total Return    Industrial      Poor's 500     1-3 Year Treasury
   Date           Fund         Average       Stock Index         Bond Index
   ----       ------------    ----------     -----------     -----------------
  7/29/98       $10,000        $10,000          $10,000           $10,000
 12/31/98       $10,016        $10,388          $10,998           $10,341
  6/30/99       $11,028        $12,512          $12,360           $10,462
 12/31/99       $10,196        $13,214          $13,312           $10,658
  6/30/00        $9,098        $12,098          $13,255           $10,976
 12/31/00       $10,896        $12,590          $12,100           $11,510
  6/30/01       $11,341        $12,356          $11,290           $11,966
 12/31/01       $10,870        $11,905          $10,662           $12,465
  6/30/02       $10,691        $11,082           $9,259           $12,762
 12/31/02        $9,925        $10,095           $8,305           $13,183
  6/30/03       $10,688        $10,967           $9,283           $13,355

This chart assumes an initial investment of $10,000, made on 7/29/98 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATES OF RETURN(%)
                        FOR PERIODS ENDED JUNE 30, 2003

                                              ONE YEAR ENDED   SINCE INCEPTION
                                               JUNE 30, 2003    JULY 29, 1998
                                              --------------   ---------------
Hennessy Total Return Fund                        -0.04%            1.36%
Dow Jones Industrial Average                      -0.49%            1.89%
Merrill Lynch 1-3 Year Treasury Bond Index         4.65%            6.05%
Standard & Poor's 500 Stock Index                  0.26%           -1.50%

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003

                                                                   HENNESSY
                                                    HENNESSY         TOTAL
                                                 BALANCED FUND    RETURN FUND
                                                 -------------    -----------
ASSETS:
Investments, at value (cost $16,516,702
  and $7,782,952, respectively)                   $15,967,318     $7,739,779
Dividends and interest receivable                      86,610         25,679
Cash                                                   47,945             --
Receivable for capital stock issued                        50            443
Other assets                                            9,078         12,302
                                                  -----------     ----------
     Total Assets                                  16,111,001      7,778,203
                                                  -----------     ----------

LIABILITIES:
Payable for fund shares purchased                         880          1,174
Distributions to shareholders as cash                   1,719          1,461
Payable to Adviser                                      7,940            512
Cash overdraft                                             --         47,944
Reverse repurchase agreement                               --      1,687,300
Accrued expenses and other payables                    30,877         18,041
                                                  -----------     ----------
     Total Liabilities                                 41,416      1,756,432
                                                  -----------     ----------
NET ASSETS                                        $16,069,585     $6,021,771
                                                  -----------     ----------
                                                  -----------     ----------
NET ASSETS CONSIST OF:
Capital stock                                     $16,767,385     $6,311,391
Accumulated undistributed net
  realized loss on investments                       (148,416)      (246,447)
Unrealized net depreciation on investments           (549,384)       (43,173)
                                                  -----------     ----------
     Total Net Assets                             $16,069,585     $6,021,771
                                                  -----------     ----------
                                                  -----------     ----------

Shares authorized ($.0001 par value)              100,000,000    100,000,000
Shares issued and outstanding                       1,539,955        623,750
Net asset value, offering price
  and redemption price per share                  $     10.44     $     9.65
                                                  -----------     ----------
                                                  -----------     ----------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 2003

                                                                   HENNESSY
                                                    HENNESSY         TOTAL
                                                 BALANCED FUND    RETURN FUND
                                                 -------------    -----------
INVESTMENT INCOME:
   Dividend income                                 $ 293,536        $143,550
   Interest income                                   137,511          27,042
                                                   ---------        --------
        Total investment income                      431,047         170,592
                                                   ---------        --------

EXPENSES:
   Investment advisory fees                           89,043          27,310
   Administration fees                                40,005          11,532
   Distribution fees                                  37,101          11,379
   Federal and state registration fees                15,908          15,870
   Professional fees                                  29,621          26,736
   Reports to shareholders                             5,270             960
   Directors' fees and expenses                        4,282           2,651
   Insurance expense                                   1,646              65
   Other                                                  --              32
                                                   ---------        --------
   Total operating expenses
     before interest expense                         222,876          96,535
   Interest expense                                       --          17,333
   Less, expense reimbursement                            --          (7,777)
                                                   ---------        --------
        Net expenses                                 222,876         106,091
                                                   ---------        --------
NET INVESTMENT INCOME                                208,171          64,501
                                                   ---------        --------
REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gain (loss) on investments            26,558         (73,764)
   Change in unrealized
     appreciation (depreciation) on investments     (189,146)        158,408
                                                   ---------        --------
        Net gain (loss) on investments              (162,588)         84,644
                                                   ---------        --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $  45,583        $149,145
                                                   ---------        --------
                                                   ---------        --------

                     See notes to the financial statements.

HENNESSY TOTAL RETURN FUND
STATEMENT OF CASH FLOWS
YEAR ENDED JUNE 30, 2003

Cash Flows From Operating Activities:
   Net increase in net assets from operations                      $   149,145
   Adjustments to reconcile net increase in net assets from
     Operations to net cash used by operating activities:
       Purchase of investment securities including
         short-term investments                                    (23,734,105)
       Proceeds on sale of investment securities
         including short-term investments                           20,244,832
       Decrease in other receivables, net                              (69,769)
       Increase in other assets                                         (2,961)
       Increase in accrued expenses and other payables                  38,908
       Net accretion of discount on investments                        (22,815)
       Net realized loss on investments                                 73,764
       Unrealized appreciation on investments                         (158,408)
                                                                   -----------
           Net cash used by operating activities                   $(3,341,871)
                                                                   -----------

Cash Flows From Financing Activities:
   Increase in reverse repurchase agreements                          $925,488
   Proceeds on shares sold                                           4,186,265
   Payment on shares repurchased                                    (1,768,738)
   Cash dividends paid                                                  (1,144)
                                                                   -----------
           Net cash provided by financing activities               $ 3,341,871
                                                                   -----------
           Net increase in cash                                             --

Cash at beginning of year                                                   --
                                                                   -----------
Cash at end of year                                                $        --
                                                                   -----------
                                                                   -----------
Cash paid for interest                                             $    16,688
                                                                   -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                        HENNESSY BALANCED FUND      HENNESSY TOTAL RETURN FUND
                                                     ----------------------------  ----------------------------
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2003  JUNE 30, 2002
                                                     -------------  -------------  -------------  -------------
OPERATIONS:
   Net investment income                              $   208,171    $   205,659     $   64,501     $   34,913
   Net realized gain (loss) on investments                 26,558         11,563        (73,764)        41,815
   Change in unrealized appreciation
     (depreciation) on investments                       (189,146)      (691,308)       158,408       (285,468)
                                                      -----------    -----------     ----------     ----------
   Net increase (decrease) in net assets
     resulting from operations                             45,583       (474,086)       149,145       (208,740)

                                                      -----------    -----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            (209,234)      (207,121)       (64,810)       (35,538)
   From net realized gains                                (82,379)      (523,121)            --             --
                                                      -----------    -----------     ----------     ----------
                                                         (291,613)      (730,242)       (64,810)       (35,538)

                                                      -----------    -----------     ----------     ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed                      2,122,026      2,677,176      4,185,908        999,258
   Shares issued to holders in
     reinvestment of dividends                            285,635        724,599         62,205         34,545
   Cost of shares redeemed                             (1,425,284)    (2,101,391)    (1,769,912)      (455,153)
                                                      -----------    -----------     ----------     ----------
   Net increase in net assets
     resulting from capital share transactions            982,377      1,300,384      2,478,201        578,650
                                                      -----------    -----------     ----------     ----------
TOTAL INCREASE IN NET ASSETS                              736,347         96,056      2,562,536        334,372

NET ASSETS:
   Beginning of year                                   15,333,238     15,237,182      3,459,235      3,124,863
                                                      -----------    -----------     ----------     ----------
   End of year                                        $16,069,585    $15,333,238     $6,021,771     $3,459,235
                                                      -----------    -----------     ----------     ----------
                                                      -----------    -----------     ----------     ----------
   Undistributed net investment
     income, end of year                              $         0    $         0     $        0     $        0
                                                      -----------    -----------     ----------     ----------
CHANGE IN SHARES OUTSTANDING:
   Shares sold                                            210,403        243,621        454,256         97,713
   Shares issued to holders as
     reinvestment of dividends                             28,311         67,053          6,829          3,546
   Shares redeemed                                       (142,278)      (192,156)      (191,076)       (45,269)
                                                      -----------    -----------     ----------     ----------
   Net increase                                            96,436        118,518        270,009         55,990
                                                      -----------    -----------     ----------     ----------
                                                      -----------    -----------     ----------     ----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                               HENNESSY BALANCED FUND
                                                          ----------------------------------------------------------------
                                                                                YEARS ENDED JUNE 30,
                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
PER SHARE DATA:
   Net asset value, beginning of year                    $10.62         $11.50         $10.37         $12.56         $12.23
   Income from investment operations:
       Net investment income                               0.14           0.15           0.27           0.28           0.28
       Net realized and unrealized gains
         (losses) on securities                           (0.12)         (0.50)          1.25          (1.53)          0.83
                                                         ------         ------         ------         ------         ------
           Total from investment operations                0.02          (0.35)          1.52          (1.25)          1.11
                                                         ------         ------         ------         ------         ------
   Less Distributions:
       Dividends from net investment income               (0.14)         (0.15)         (0.27)         (0.28)         (0.28)
       Dividends from realized capital gains              (0.06)         (0.38)         (0.12)         (0.66)         (0.50)
                                                         ------         ------         ------         ------         ------
           Total distributions                            (0.20)         (0.53)         (0.39)         (0.94)         (0.78)
                                                         ------         ------         ------         ------         ------
   Net asset value, end of year                          $10.44         $10.62         $11.50         $10.37         $12.56
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                              0.24%         -3.12%         14.85%        -10.40%          9.61%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands,
     end of year                                        $16,070        $15,333        $15,237        $16,080        $24,041
   Ratio of net expenses
     to average net assets                                1.50%          1.84%          1.87%          1.61%          1.55%
   Ratio of net investment income
     to average net assets                                1.40%          1.33%          2.39%          2.36%          2.28%
   Portfolio turnover rate                               21.79%         45.95%         46.91%         31.16%         28.92%

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                HENNESSY TOTAL RETURN FUND
                                                          --------------------------------------------------------------------
JULY 29, 1998 (1)<F1>
                                                                                YEARS ENDED JUNE 30,                THROUGH
                                                          2003           2002           2001           2000      JUNE 30, 1999
                                                          ----           ----           ----           ----      -------------
PER SHARE DATA:
   Net asset value, beginning of period                  $ 9.78         $10.49        $  8.62         $10.70         $10.00
   Income from investment operations:
       Net investment income                               0.12           0.11           0.24           0.22           0.31
       Net realized and unrealized
         gains (losses) on securities                     (0.13)         (0.71)          1.87          (2.08)          0.70
                                                         ------         ------         ------         ------         ------
           Total from investment operations               (0.01)         (0.60)          2.11          (1.86)          1.01
                                                         ------         ------         ------         ------         ------
   Less Distributions:
       Dividends from net investment income               (0.12)         (0.11)         (0.24)         (0.22)         (0.31)
       Dividends from realized capital gains                 --             --             --             --             --
                                                         ------         ------         ------         ------         ------
           Total distributions                            (0.12)         (0.11)         (0.24)         (0.22)         (0.31)
                                                         ------         ------         ------         ------         ------
   Net asset value, end of period                        $ 9.65         $ 9.78         $10.49         $ 8.62         $10.70
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                             -0.04%         -5.73%         24.66%        -17.50%         10.28%(2)<F2>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period               $6,022         $3,459         $3,125         $3,385         $5,422
   Ratio of net expenses to average net assets,
     excluding interest expense:
       Before expense reimbursement                       2.12%          4.35%          4.54%          2.76%          4.35%(3)<F3>
       After expense reimbursement                        1.95%          1.71%          1.20%          1.20%            --%(3)<F3>
   Ratio of net expenses to average net assets,
     including interest expense:
       Before expense reimbursement                       2.50%          4.97%          6.06%          4.44%          5.52%(3)<F3>
       After expense reimbursement                        2.33%          2.33%          2.72%          2.88%          1.17%(3)<F3>
   Ratio of interest expense
     to average net assets                                0.38%          0.62%          1.52%          1.68%          1.17%(3)<F3>
   Ratio of net investment income (loss)
     to average net assets:
       Before expense reimbursement                       1.25%         (1.58%)        (1.06%)         0.56%         (0.90%)(3)<F3>
       After expense reimbursement                        1.42%          1.06%          2.28%          2.12%          3.45%(3)<F3>
   Portfolio turnover rate                               17.60%         34.76%         48.80%         33.58%            --%(4)<F4>

(1)<F1>   Commencement of operations.
(2)<F2>   Not annualized.
(3)<F3>   Annualized.
(4)<F4> For the period July 29, 1998 through June 30, 1999, there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

HENNESSY BALANCED FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003

  NUMBER
 OF SHARES
OR PRINCIPAL
  AMOUNT                                                              VALUE
------------                                                          -----
               COMMON STOCKS -- 50.9%

               AEROSPACE AIRCRAFT -- 3.7%
     22,225    Honeywell International Inc.                        $   596,741
                                                                   -----------

               AUTOMOBILES & TRUCKS -- 4.3%
     19,275    General Motors Corporation                              693,900
                                                                   -----------

               BANKS & BANK HOLDING COMPANIES -- 6.4%
     29,950    J.P. Morgan Chase & Co.                               1,023,691
                                                                   -----------

               CAPITAL GOODS -- 3.8%
     11,025    Caterpillar Inc.                                        613,652
                                                                   -----------

               CHEMICALS -- 4.7%
     18,150    E. I. du Pont de Nemours and Company                    755,766
                                                                   -----------

               CONSUMER DURABLES -- 4.2%
     24,450    Eastman Kodak Company                                   668,707
                                                                   -----------

               CONSUMER PRODUCTS -- 3.0%
      7,875    Merck & Co. Inc.                                        476,831
                                                                   -----------

               ELECTRICAL EQUIPMENT -- 2.3%
     13,050    General Electric Company                                374,274
                                                                   -----------

               ENERGY -- 2.0%
      8,975    Exxon Mobil Corporation                                 322,292
                                                                   -----------

               FOOD, BEVERAGES & TOBACCO -- 5.3%
     18,875    Altria Group, Inc.                                      857,680
                                                                   -----------

               PAPER & FOREST PRODUCTS -- 3.2%
     14,200    International Paper Company                             507,366
                                                                   -----------

               PRIMARY METAL INDUSTRIES -- 1.1%
      6,750    Alcoa Inc.                                              172,125
                                                                   -----------

               TELECOMMUNICATIONS -- 6.9%
     17,525    AT&T Corp.                                              337,356
     30,350    SBC Communications Inc.                                 775,443
                                                                   -----------
                                                                     1,112,799
                                                                   -----------

               TOTAL COMMON STOCKS (Cost $8,730,095)                 8,175,824
                                                                   -----------

               SHORT-TERM INVESTMENTS -- 48.5%

               U.S. GOVERNMENT -- 36.7%
               U.S. Treasury Notes:
 $  293,000    3.875%,    7/31/03                                      293,698
    832,000    3.625%,    8/31/03                                      835,673
  1,034,000    2.750%,    9/30/03                                    1,038,847
    295,000    2.750%,    10/31/03                                     296,821
    500,000    3.000%,    11/30/03                                     504,219
    172,000    3.000%,    1/31/04                                      174,009
    207,000    3.000%,    2/29/04                                      209,749
    868,000    3.625%,    3/31/04                                      885,123
    755,000    3.375%,    4/30/04                                      769,834
    880,000    3.250%,    5/31/04                                      897,772
                                                                   -----------
               TOTAL U.S. GOVERNMENT (Cost $5,900,858)               5,905,745
                                                                   -----------

               DISCOUNT NOTES -- 6.9%
  1,100,000    Federal Home Loan Bank Discount Note, 0.3500%         1,100,000
                                                                   -----------
               TOTAL DISCOUNT NOTES (Cost $1,100,000)                1,100,000
                                                                   -----------

               VARIABLE RATE DEMAND NOTES#<F5> -- 4.9%
    622,039    American Family Financial Services, Inc., 0.8510%       622,039
    163,710    Wisconsin Corporate Central Credit Union, 0.6975%       163,710
                                                                   -----------
               TOTAL VARIABLE RATE DEMAND NOTES (Cost $785,749)        785,749
                                                                    __________
               TOTAL SHORT-TERM INVESTMENTS (Cost $7,786,607)        7,791,494
                                                                   -----------
               TOTAL INVESTMENTS -- 99.4%  (Cost $16,516,702)       15,967,318
               Other Assets and Liabilities, Net -- 0.6%               102,267
                                                                   -----------
               NET ASSETS -- 100.0%                                $16,069,585
                                                                   -----------
                                                                   -----------

#<F5> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2003.

                     See notes to the financial statements.

HENNESSY TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003

   NUMBER
 OF SHARES
OR PRINCIPAL
   AMOUNT                                                             VALUE
------------                                                          -----
               COMMON STOCKS -- 80.8%

               AEROSPACE AIRCRAFT -- 7.9%
     17,625    Honeywell International Inc.                        $   473,231
                                                                   -----------

               AUTOMOBILES & TRUCKS -- 7.3%
     12,150    General Motors Corporation                              437,400
                                                                   -----------

               BANKS & BANK HOLDING COMPANIES -- 10.3%
     18,200    J.P. Morgan Chase & Co.                                 622,076
                                                                   -----------

               CAPITAL GOODS -- 7.1%
      7,700    Caterpillar Inc.                                        428,582
                                                                   -----------

               CHEMICALS -- 7.6%
     10,925    E. I. du Pont de Nemours and Company                    454,917
                                                                   -----------

               CONSUMER DURABLES -- 6.2%
     13,725    Eastman Kodak Company                                   375,379
                                                                   -----------

               CONSUMER PRODUCTS -- 0.8%
        800    Merck & Co. Inc.                                         48,440
                                                                   -----------

               ELECTRONICS, OTHER ELECTRICAL
                 EQUIPMENT, EXCEPT COMPUTERS -- 6.4%
     13,450    General Electric Company                                385,746
                                                                   -----------

               ENERGY -- 1.5%
      2,575    Exxon Mobil Corporation                                  92,468
                                                                   -----------

               FOOD, BEVERAGES, & TOBACCO -- 8.5%
     11,350    Altria Group, Inc.                                      515,744
                                                                   -----------

               PAPER & FOREST PRODUCTS -- 3.2%
      5,325    International Paper Company                             190,262
                                                                   -----------

               PRIMARY METAL INDUSTRIES -- 1.9%
      4,400    Alcoa Inc.                                              112,200
                                                                   -----------

               TELECOMMUNICATIONS -- 12.1%
     14,300    AT&T Corp.                                              275,275
     17,700    SBC Communications Inc.                                 452,235
                                                                   -----------
                                                                       727,510
                                                                   -----------
               TOTAL COMMON STOCKS (Cost $4,907,128)                 4,863,955
                                                                   -----------

               SHORT-TERM INVESTMENTS -- 47.7%

               U.S. GOVERNMENT -- 47.7%
 $2,880,000    U.S. Treasury Bills, 1.1700%, 08/28/2003*<F6>        $2,875,824
                                                                   -----------
               TOTAL U.S. GOVERNMENT (Cost $2,875,824)               2,875,824
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $2,875,824)        2,875,824
                                                                   -----------
               TOTAL INVESTMENTS -- 128.5%  (Cost $7,782,952)        7,739,779
               Other Liabilities and Assets, Net -- (28.5%)         (1,718,008)
                                                                   -----------
               NET ASSETS -- 100.0%                                $ 6,021,771
                                                                   -----------
                                                                   -----------

*<F6> Collateral or partial collateral for securities sold subject to repurchase.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003

1).  ORGANIZATION

     The Hennessy Funds, Inc. (the "Company"), organized as a Maryland corporation on January 11, 1996, consists of two separate portfolios (the "Funds"): The Hennessy Funds, Inc. -- Hennessy Balanced Fund (the "Balanced Fund") and The Hennessy Funds, Inc. -- Hennessy Total Return Fund (the "Total Return Fund"), formerly known as the Leveraged Dogs Fund. Both Funds are open-end, non-diversified companies registered under the Investment Company Act of 1940, as amended. The investment objectives of The Hennessy Funds, Inc. are set forth below.

     The objectives of the Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in Treasury Securities and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average (the "DJIA"). Bi-monthly, the Balanced Fund will determine the ten highest yielding common stocks in the DJIA. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Balanced Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

     The Total Return Fund's investment objective is to achieve total return that in the long run will exceed that of the DJIA. The investment strategy involves borrowing money for investment purposes, and investing approximately one half of the portfolio's assets, including proceeds from borrowing, in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the DJIA. Bi-monthly, the Total Return Fund will determine the ten highest yielding common stocks in the DJIA. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Total Return Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

2).  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales and deferred post-October losses for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2003 was as follows:

                                         HENNESSY       HENNESSY
                                         BALANCED        TOTAL
                                           FUND       RETURN FUND
                                         --------     -----------
Distributions paid from:
     Ordinary income                    $208,171        $64,810
     Long-term capital gain               83,442             --
                                        --------        -------
                                        $291,613        $64,810
                                        --------        -------
                                        --------        -------

As of June 30, 2003, the Funds did not have any distributable earnings on a tax basis.

As a result of distribution reclasses, accumulated net investment loss for Balanced Fund has been increased by $1,063, accumulated net realized loss has been increased by $4,173 and capital stock has been decreased by $5,236. The accumulated net investment loss for the Total Return Fund has been increased by $309 and capital stock has been decreased by $309.

c). Income and Expenses -- Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Security Transactions -- Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f). Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

3).  REVERSE REPURCHASE AGREEMENTS

     The Total Return Fund has entered into reverse repurchase agreements with UBS PaineWebber, Inc., under which the Total Return Fund sells securities and agrees to repurchase them later at a mutually agreed upon price. For the period ended June 30, 2003, the average daily balance and average interest rate in effect for reverse repurchase agreements was $1,152,253 and 1.50%, respectively. At June 30, 2003, the interest rate in effect for the outstanding reverse repurchase agreement, scheduled to mature on August 28, 2003, was 1.25% and represented 21.18% of the Total Return Fund's total assets.

4).  INVESTMENT TRANSACTIONS

     During the period ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                         HENNESSY       HENNESSY
                                         BALANCED        TOTAL
                                           FUND       RETURN FUND
                                         --------     -----------
     Purchases                          $2,482,200     $2,792,104
     Sales                              $1,555,004       $602,964

     The following balances for the Funds are as of June 30, 2003:

                                         HENNESSY       HENNESSY
                                         BALANCED        TOTAL
                                           FUND       RETURN FUND
                                         --------     -----------
     Cost for federal
       income tax purposes             $16,665,118     $7,863,553
     Net tax unrealized
       depreciation                       (697,800)      (123,774)
     Tax basis gross
       unrealized
       appreciation                        797,462        452,785
     Tax basis gross
       unrealized
       depreciation                     (1,495,262)      (576,559)

     At June 30, 2003, the Total Return Fund had tax basis capital losses of $136,672, which may be carried over to offset future capital gains. Of such losses, $129,054 expire June 30, 2009 and $7,618 expire June 30, 2011.

     Additionally, at June 30, 2003, the Total Return Fund deferred on a tax basis a post-October loss of $29,174.

5).  INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

     The Company has entered into investment advisory agreements (the "Agreements") with Hennessy Advisors, Inc. (the "Manager"). The Manager is a registered investment advisor. Hennessy Advisors, Inc. was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of the Company.

     Pursuant to the Agreements, the Manager is entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of each Funds' average daily net assets.

     The Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets. Quasar Distributors, LLC serves as the distributor to each of the Funds. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

     The Manager reimbursed the Total Return Fund to the extent necessary to insure that "Other Expenses" less "Interest Expense" did not exceed 1.10% and "Total Annual Fund Operating Expenses" less "Interest Expense" did not exceed 1.95%. Accordingly, during the period ended June 30, 2003 the Manager waived advisory fees and reimbursed other fund expenses in the amount of $7,777.

     U.S. Bank, N.A. serves as custodian for the Funds. U.S. Bancorp Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Funds.

6).  ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS (UNAUDITED)

                                         TERM OF                                           # OF FUNDS    OTHER
                          POSITION(S)    OFFICE AND                                        IN COMPLEX    DIRECTORSHIPS
                          HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION                OVERSEEN      HELD BY
NAME, AGE AND ADDRESS     THE COMPANY    TIME SERVED   DURING PAST FIVE YEARS              BY DIRECTOR   DIRECTORS
---------------------     -----------    -----------   ----------------------              -----------   ---------

INDEPENDENT DIRECTORS

Robert T. Doyle, 55       Independent    Indefinite    Currently the Sheriff of Marin           4        Director of The
87 Washington St.         Director       Term;         County, California (since 1996)                   Hennessy Mutual Funds, Inc.
Novato, CA  94947                        Served since  and has been employed in the
                                         January 1996. Marin County Sheriff's Office
                                                       in various capacities since 1969.

J. Dennis DeSousa, 66     Independent    Indefinite    Currently a real estate investor;        4        Director of The
340 Singing Brook         Director       Term;         Owner/director, North Bay                         Hennessy Mutual Funds, Inc.
Circle                                   Served since  Television, Inc. (1985-1999).
Santa Rosa, CA  95409                    January 1996.

Harry F. Thomas, 55       Independent    Indefinite    Currently a retired business             4        Director of The
50 Shields Lane           Director       Term;         executive; Managing Director                      Hennessy Mutual Funds, Inc.
Novato, CA  94945                        Served since  of Emplifi, Inc. (1999-2001);
                                         May 2002.     Vice President and Manager,
                                                       Employee Benefit Trust
                                                       Operation of Wells Fargo Bank
                                                       (1997-1999); and Trust Systems
                                                       Manager and Vice President of
                                                       Wells Fargo Bank since 1992.

INTERESTED DIRECTOR

Neil J. Hennessy, 46      Director,      Indefinite    President of the Manager since 1989;     4        Director of The
Hennessy Advisors, Inc.   President      Term;         President and Investment Manager of               Hennessy Mutual Funds, Inc.
The Courtyard Square      and Treasurer  Served since  The Hennessy Funds, Inc. since 1996.              and Hennessy Advisors, Inc.
750 Grant Ave., Ste. 100                 January 1996.
Novato, CA  94945

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
The Hennessy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Hennessy Funds, Inc. (comprising, respectively, the Hennessy Balanced Fund and the Hennessy Total Return Fund), collectively referred to as the "Funds", including the schedules of investments as of June 30, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Balanced Fund and the Hennessy Total Return Fund as of June 30, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/KPMG LLP

August 8, 2003
Chicago, Illinois

INVESTMENT ADVISORS
   Hennessy Advisors, Inc.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH  45202

DIRECTORS
   Neil J. Hennessy
   Robert T. Doyle
   J. Dennis DeSousa
   Harry F. Thomas

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois 60601

DISTRIBUTOR
   Quasar Distributors, LLC
   615 East Michigan Street
   Milwaukee, WI  53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto. Not applicable at this time.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Hennessy Funds, Inc.
                   --------------------------------------------------

     By (Signature and Title) /s/ Neil J. Hennessy
                              ---------------------------------------
                              Neil J. Hennessy, President

     Date     8-28-03
           -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)* /s/ Neil J. Hennessy
                               --------------------------------------
                               Neil J. Hennessy, President, Treasurer

     Date     8-28-03
           -------------